                           SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                              (Amendment No. __)


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to '240.14a-11(c) or '240.14a-12


                      QIAO XING UNIVERSAL TELEPHONE, INC.
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)   Title of each class of securities to which transaction applies:
          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:
          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:
          ----------------------------------------------------------------------

     5)   Total fee paid:
          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:
          ----------------------------------------------------------------------

     3)   Filing Party:
          ----------------------------------------------------------------------

     4)   Date Filed:
          ----------------------------------------------------------------------

                      QIAO XING UNIVERSAL TELEPHONE, INC.
                              Qiao Xing Building
                            Wu Shi Industrial Zone
                           Huizhou City, Guangdong,
                          People's Republic of China
                             (011) 86-752-2808-188


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      To Be Held Friday, October 15, 1999

To the Shareholders:

     PLEASE TAKE NOTICE that the Annual Meeting of Shareholders (the "Meeting) of Qiao Xing Universal Telephone, Inc. (the "Company") will be held at the Company's Hong Kong offices, Room 5-9, 27/F., K. Wah Centre, 191 Java Road, North Point, Hong Kong, on Friday, October 15, 1999, at 11:00 a.m., local time, for the following purposes:

     1. To elect seven directors to hold office for the term specified in the Proxy Statement or until their successors are elected and qualified;

     2. To approve the establishment of the 1999 stock compensation plan for the benefit of certain officers, directors, employees and advisors of the Company (the "1999 Stock Compensation Plan Proposal"); and

     3. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on September 8, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or adjournments thereof.

     A Proxy Statement which describes the foregoing proposals and a form of Proxy accompany this Notice.

                                         By Order of the Board of Directors

                                         Zhi Yang Wu
                                         Secretary
Dated: September 15, 1999

                                 IMPORTANT

     Whether or not you expect to attend the Meeting, you are urged to execute the accompanying proxy and return it promptly in the enclosed reply envelope which requires no postage. Any shareholder granting a proxy may revoke the same at any time prior to its exercise. Also, whether or not you grant a proxy, you may vote in person if you attend the Meeting.

                      QIAO XING UNIVERSAL TELEPHONE, INC.
                              Qiao Xing Building
                            Wu Shi Industrial Zone
                           Huizhou City, Guangdong,
                          People's Republic of China


                                PROXY STATEMENT


                        ANNUAL MEETING OF SHAREHOLDERS
                      To Be Held Friday, October 15, 1999


                             SOLICITATION OF PROXY

     The accompanying proxy is solicited on behalf of the Board of Directors of Qiao Xing Universal Telephone, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held at the Company's Hong Kong offices, Room 5-9, 27/F., K. Wah Centre, 191 Java Road, North Point, Hong Kong, on Friday, October 15, 1999, and at any adjournment or adjournments thereof. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegraph by officers, directors and other employees of the Company, who will not receive additional compensation for such services. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse such persons for forwarding such material at the rates suggested by the New York Stock Exchange. The Company will bear the cost of this solicitation of proxies. Such costs are expected to be nominal. Proxy solicitation will commence with the mailing of this Proxy Statement on or about September 15, 1999.

     Execution and return of the enclosed proxy will not affect a shareholder's right to attend the Meeting and to vote in person. Any shareholder executing a proxy retains the right to revoke it at any time prior to exercise at the Meeting. A proxy may be revoked by delivery of written notice of revocation to the Secretary of the Company, by execution and delivery of a later proxy or by voting the shares in person at the Meeting. A proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, proxies will be voted by the person named in the proxy "FOR" the election as directors of those nominees named in the Proxy Statement, "FOR" the proposal to approve the establishment of the 1999 Stock Compensation Plan, and in accordance with his best judgment on all other matters that may properly come before the Meeting.

     The enclosed form of proxy provides a method for shareholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the proxy. If you wish to grant authority to vote for all nominees, check the box marked "FOR." If you wish to withhold authority to vote for all nominees, check the box marked "WITHHOLD." If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked "FOR" and indicate the name(s) of the nominee(s) for whom you are withholding the authority to vote by writing the name(s) of such nominee(s) on the proxy in the space provided.

                              PURPOSE OF MEETING

     As stated in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement, the business to be conducted and the matters to be considered and acted upon at the Meeting are as follows:

     1. To elect seven directors to hold office for the term specified herein or until their successors are elected and qualified;

     2. To approve the establishment of the 1999 stock compensation plan for the benefit of certain officers, directors, employees and advisors of the Company (the "1999 Stock Compensation Plan Proposal"); and

     3. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.


                                 VOTING AT MEETING

     The voting securities of the Company consist solely of common stock, $.001 par value per share (the "Common Stock").

     The record date for shareholders entitled to notice of and to vote at the Meeting is the close of business on September 8, 1999, at which time the Company had outstanding and entitled to vote at the Meeting 9,600,000 shares of Common Stock. Shareholders are entitled to one vote, in person or by proxy, for each share of Common Stock held in their name on the record date. Shareholders representing a majority of the Common Stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum.

     The election of directors and approval of the 1999 Stock Compensation Plan Proposal each will require the affirmative vote of the holders of a majority of the Common Stock present or represented by proxy at the Meeting and entitled to vote thereon. Cumulative voting for directors is not authorized and proxies cannot be voted for more than seven nominees.


                                 STOCK OWNERSHIP

     The following table sets forth the number of shares of Common Stock owned beneficially as of June 30, 1999 by each person known by the Company to have owned beneficially more than ten percent of such shares then outstanding, by each current officer and director of the Company and by all of the Company's current officers and directors as a group. This information gives effect to securities deemed outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended. As far as is known to management of the Company, no person owned beneficially more than ten percent of the outstanding shares of Common Stock as of June 30, 1999 except as set forth below.

Name of Beneficial Holder                                                          Number            Percent
-------------------------                                                          ------            -------
                                                                                   Shares Beneficially Owned
                                                                                   -------------------------
Wu Holdings Limited........................................................         6,819,000(1)       71.0
Rui Lin Wu.................................................................         6,819,000(1)       71.0
Zhi Yang Wu................................................................                 0             0
Shuen Ji Yeh...............................................................                 0             0
Zhong Ai Li................................................................                 0             0
Jie Shi....................................................................                 0             0
Zi Shu Huang...............................................................                 0             0
Liu Rong Yang..............................................................                 0             0
Guo Liang Zhang............................................................                 0             0
All directors and executive officers as a group (8 persons)................         6,819,000          71.0

_____________

(1) Wu Holdings Limited is a British Virgin Islands corporation which is 71.16% owned by the Qiao Xing Trust and the remaining 28.84% is owned by Sino Communications Ltd., a wholly owned subsidiary of a nonaffiliated corporation listed on The Stock Exchange of Hong Kong Limited. The Qiao Xing Trust is a Cook Islands trust which was formed for the primary benefit of Zhi Jian Wu Li, the youngest son of Rui Lin Wu, Chairman of the Company. The 6,819,000 shares of Common Stock owned of record and beneficially by Wu Holdings Limited may be deemed to also be beneficially owned by Rui Lin Wu (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) since he may be deemed to have and/or share the power to direct the voting and disposition of such shares.

                                 BOARD OF DIRECTORS

     The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operating details. The Board meets regularly throughout the year, including the annual organization meeting following the Annual Meeting of Shareholders, to review significant developments affecting the Company and to act upon matters requiring Board approval. It also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings. During the last fiscal year, the Board met five times.

     The Board of Directors has established an Audit Committee to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The functions of the Audit Committee, its current members, and the number of meetings held during fiscal year 1998 are described below.

     The Audit Committee consists of Rui Lin Wu, Zi Shu Huang and Liu Rong Yang. The functions of the Audit Committee are to recommend annually to the Board of Directors the appointment of the independent public accountants of the Company, discuss and review the scope and the fees of the prospective annual audit and review the results thereof with the independent public accountants, review and approve non-audit services of the independent public accountants, review compliance with existing accounting and financial policies of the Company, review the adequacy of the financial organization of the Company and review management's procedures and policies relative to the adequacy of the

Company's internal accounting controls and compliance with federal and state laws relating to financial reporting. The Audit Committee met twice during the fiscal year ended December 31, 1998.

     The Company does not have a nominating committee. The functions customarily attributable to a nominating committee are performed by the Board of Directors as a whole.

     No director attended fewer than 75 percent of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he served.

     Each non-employee director is compensated separately for service on the Board and is reimbursed for expenses to attend Board meetings.


                             ELECTION OF DIRECTORS

     At the Meeting, seven directors are to be elected. Each director will be elected for a one-year term or until his successor is elected and qualified.

     Shares represented by properly executed proxies will be voted, in the absence of contrary indication therein or revocation thereof by the shareholder granting such proxy, in favor of the election of the persons named below as directors, to hold office for the term stated in the preceding paragraph. The person named as proxy in the enclosed proxy has been designated by management and intends to vote for the election to the Board of Directors of the persons named below, each of whom is now a director of the Company. If the contingency should occur that any such nominee is unable to serve as a director, it is intended that the shares represented by the proxies will be voted, in the absence of contrary indication, for any substitute nominee that management may designate. Management knows of no reason why any nominee would be unable to serve. The information presented herein with respect to the nominees was obtained in part from the respective persons, and in part from the records of the Company.

Nominees for Election as Directors

Name                          Age       Position
----                          ---       --------
Rui Lin Wu                    47        Chairman and Chief Executive Officer
Zhi Yang Wu                   26        Vice Chairman and Secretary
Shuen Ji Yeh                  58        Executive Director
Zhong Ai Li                   28        Executive Director
Jie Shi                       31        Chief Financial Officer
Zi Shu Huang                  45        Non-Executive Director
Liu Rong Yang                 26        Non-Executive Director
Guo Liang Zhang               57        Non-Executive Director

     None of the directors and officers was selected pursuant to any agreement or understanding with any other person. There is no family relationship between any director or executive officer and any other director or executive officer, except Rui Lin Wu and his son Zhi Yang Wu.

     Mr. Rui Lin Wu, aged 47, is the Chairman and Chief Executive Officer of the Company. He is the founder of the Company and has over 11 years of experience in the telecommunication industry. He is responsible for the Company's overall strategic planning, policy making and finance. Prior to his career in the telecommunications industry, he was a general manager of a fashion and garment factory from 1980 to 1986. Currently, Mr. Wu is a member of the China National Association of Industry and Commerce, senior analyst of the China National Condition and Development Research Center, and a member of the Poverty Fund of China.

     Mr. Zhi Yang Wu, aged 26, is the Vice Chairman of the Company and the elder son of Mr. Rui Lin Wu. Mr. Wu also serves as the Secretary of the Company. Mr. Wu received a Diploma in Business Management from Huizhou University of the PRC. He joined the Company in 1992 and is responsible for the Company's overall strategic planning, policy making and the overseas market development.

     Mr. Shuen Ji Yeh, aged 58, joined the Company and has served as a director of the Company since July 1998. He is responsible for the overall corporate strategy of the Company. Mr. Yeh has more than 19 years' experience in finance and corporate development. He is presently the chairman of Guo Ye Holdings and Guo Ye Enterprise Limited, whose principal activities are investment consultancy in electronic communications and properties in the PRC, and PRC investment consulting, respectively. He is also the chairman of Beijing Jin Peng Electronic Amusement Machine Company Limited in which Guo Ye Holdings holds a 50% interest. Mr. Yeh was a managing director of China International Trust & Investment Corporation Hong Kong (Holdings) Limited.

     Mr. Zhong Ai Li, aged 28, is Deputy General Manager of Qiao Xing Telecommunication Industry Co., Ltd. ("QXTI") and has served as a director of the Company since September 1997. From August 1992 to July 1994, he served as deputy manager of QXTI's marketing department. From August 1994 to February 1997, Mr. Li served as manager of Shenzhen Baoan Chang He Electronic Co., Ltd. From February 1997 to September 1997, he served as manager of QXTI's marketing department. Mr. Li has served as Deputy General Manager of QXTI since September 1997.

     Mr. Jie Shi, aged 31, has served as the Chief Financial Officer and Controller of Finance of the Company since September 1997. He also serves as Deputy General Manager of QXTI since September 1997. From July 1994 to September 1997, Mr. Shi served as department head of the finance department of QXTI. From July 1993 to July 1994, he served as deputy section chief of the finance department of Guizhou Province Bijie Region Power Supply Bureau. From September 1992 to July 1993, Mr. Shi served as section chief of the finance department of Guizhou Province Bijie City Seasoning Factory.

     Mr. Zi Shu Huang, aged 45, serves as a non-executive director of the Company. He has served as the general manager of Huizhou City Xiaojinkou Economic Development Company since September 1997. This company specializes in the manufacturing of electronic parts and business trading.

     Ms. Liu Rong Yang, aged 26, serves as a non-executive director of the Company. Ms. Yang has worked for Huizhou Lian Zhuang Wire and Cable Limited as deputy managing director since January 1998. From 1996 to 1998, she served as the deputy managing director for Huizhou Zhong Qiao Electronics Limited.

     Mr. Guo Liang Zhang, aged 57, is assistant to the chairman of QXTI and served as a director of the Company from September 1997 to July 1998 and has served as a non-executive director of the Company since August 1999. From March 1992 to May 1994, Mr. Zhang served as vice general manager of Jilin Jixing Telecommunication Industry Co., Ltd., a company which is principally engaged in the manufacturing and sales of telecommunications terminals and equipment. Mr. Zhang received a Bachelor of Arts Degree in Chinese from Jilin Province Huadian Normal College.

Compensation of Directors and Executive Officers

     The aggregate compensation paid by the Company to all directors and executive officers of the Company as a group with respect to its fiscal year ended December 31, 1998 on an accrual basis, for services in all capacities, was RMB 2,776,000 (US$335,000). During the fiscal year ended December 31, 1998, the Company contributed an aggregate amount of RMB 49,000 (US$6,000) toward the pension plans of the directors and executive officers.

Executive Service Contract

     The Company has not entered into an employment agreement with Mr. Rui Lin Wu. Currently, Mr. Wu serves as President of the Company at an annual salary of RMB 1,267,000 (US$153,000). Mr. Wu's remuneration package includes benefits with respect to a motor car.

     THE BOARD OF DIRECTORS RECOMMENDS TO THE SHAREHOLDERS THAT THEY VOTE "FOR"
                                                                           ---
THE ELECTION OF SUCH NOMINEES.


                             CERTAIN TRANSACTIONS

     The following table is provided to facilitate the investors' understanding of the relationships between the Company and each of the following related parties and their transactions with the Company during the fiscal year ended December 31, 1998.

     Name of related parties                      Existing relationship with the Company
  Mr. Zhi Jian Wu Li                              The major shareholder
  Mr. Rui Lin Wu                                  Director and father of Mr. Zhi Jian Wu Li
  Mr. Zhi Yang Wu                                 Director and brother of Mr. Zhi Jian Wu Li
  Ms. Mei Lian Li                                 Director and wife of Mr. Zhi Yang Wu
  Mr. Zhi Zhong Wu                                Brother of Mr. Zhi Jian Wu Li
  Ms. Qing Li                                     Wife of Mr. Rui Lin Wu
  Wu Holdings Limited ("WHL")                     Intermediate holding company
  Qiao Xing Group Limited                         Common directors
  Qiao Xing Properties Limited ("QXPL")           Common directors
  Qiao Xing International Company ("QXIC")        Common director
  Qiao Xing Commercial Limited ("QXCL")           Common director
  Rui Xing Electronic Development Company
  Limited ("RXED")                                Common director
  Ben Xing Telecommunication Component
  Limited ("BXTC")                                Common director
  Qiao Xing Investment Limited                    Common director

     Since the beginning of 1996, QXTI subleased a portion of factory building to Qiao Xing Properties Limited ("QXPL"), Qiao Xing International Company ("QXIC"), Rui Xing Electronic

Development Company Limited ("RXED") and Ben Xing Telecommunication Component Limited ("BXTC"). The balance due from these related parties represented rental charges, electrical charges and water fees that were paid to the Wu Shi Industrial Administrative Bureau by QXTI on behalf of the above four related parties, respectively. In 1997, QXIC and BXTC moved out from QXTI's factory building, and QXPL and RXED stayed there. At the end of 1997, QXPL and RXED settled all these withholding charges.

     QXTI borrowed RMB4,500,000 from RXED in 1997. The balance of this loan was RMB959,000 as of December 31, 1998. The loan bears interest of 26% per annum and was used for working capital purposes. This related party borrowing is unsecured and without pre-determined repayment terms.

     Regarding purchases from related parties, (i) QXTI purchases plastic covers and molding from QXPL with an on going basis since October 1995. QXPL has common directors (i.e., Rui Lin Wu and Zhi Yang Wu) with QXUT. QXPL is equipped with the latest computer software and automatic machineries to provide on time and quality services to QXTI. Since QXPL is located next to the Company, it provides an additional convenience for QXTI to closely monitor the progress of their work. The purchase price is determined on the open bid basis (i.e., only when the price offered by QXPL is not higher than third-party's quotation, QXPL's product can be accepted by QXTI); (ii) QXIC purchases the Integrated Circuit ("IC") from overseas suppliers for QXTI since 1997. QXIC has a common director (i.e., Zhi Yang Wu) with QXUT. QXIC specializes in overseas sourcing of IC and electronic components and provides a direct access channel to the world electronics market for the Company with minimal searching cost incurred. If the quality of the IC produced by local manufacturers can meet QXTI's requirement, QXTI will purchase the IC from local suppliers and stop requiring QXIC to purchase for them. The purchase price is also determined on the open bid basis;
(iii) QXCL started a pilot run on telephone research and assembling, and the caller ID displayed telephones newly developed by QXCL were well accepted by the market. However, QXCL did not have complete assembling line capability nor its own distribution network. QXCL has a common director (i.e., Zhi Yang Wu) with QXUT. Since the wholesale price of QXCL's products is very close to the manufacturing cost of the similar products of QXTI, QXTI purchased all of the semi-finished products from QXCL and successfully promoted them to the market with average gross profit margin of approximately 30%. In 1999, since QXTI was able to produce such telephones by itself, it stopped purchasing telephones from QXCL, and QXCL also terminated its pilot run of telephone assembling in the beginning of 1999; (iv) QXTI purchases printed circuit boards ("PCB") from RXED with an on-going basis since October 1995. RXED has a common director (i.e., Rui Lin Wu) with QXUT and it provides flexibility on supplying different type of PCB when QXTI demands. The purchase price is also determined on the open bid basis; and (v) QXTI purchases the custom-made components such as electronic locks and mini speakers from BXTC with an on going basis since January 1995. BXTC has a common director (i.e., Rui Lin Wu) with QXUT. The purchase price is also determined on the open bid basis.

     Regarding amounts due from/to affiliates, the amount due from Rui Lin Wu, Zhi Yang Wu, Zhi Jian Wu Li and Mei Lian Li represented the balance of cash advanced, the amount due from Qiao Xing Group Limited and Qiao Xing Investment Limited represented amount borrowed from QXTI by these companies for working capital uses, and the amount due from Wu Holdings Limited ("WHL") mainly represented amount borrowed from QXTI for settlement of WHL's audit fees. The balances due from the related parties were unsecured, non-interest bearing and repayable on demand. The amount due to Zhi Yang Wu represented the unpaid compensations owed to him. The amount due to Qing Li and RXED represented amount borrowed from these related parties for working capital uses. The amount due to RXED was unsecured, bore interest at 26% per annum and was without pre-determined repayment terms. The other balances due to the related parties were unsecured, non-interest bearing and without pre-determined repayment terms.

     As of December 31, 1998, QXTI had provided corporate guarantee to an unrelated party who is a friend of Mr. Rui Lin Wu for bank borrowings of approximately HK$1,200,000 (equivalent to approximately RMB1,282,000 and US $155,000).

     The Company believes that the terms of the agreements and transactions referenced above which involve the Company's officers, directors, principal shareholders or affiliates were fair, reasonable and consistent with terms that the Company could have obtained from unaffiliated third parties.


              ADDITIONAL MATTER TO BE VOTED UPON BY SHAREHOLDERS

                   THE 1999 STOCK COMPENSATION PLAN PROPOSAL

     Effective June 16, 1999, the Board of Directors adopted and approved the 1999 Stock Compensation Plan (the "1999 Plan"). The purpose of the 1999 Plan is to encourage ownership of the Common Stock of the Company by certain officers, directors, employees and advisors of the Company or any subsidiary of the Company in order to provide additional incentive for such persons to promote the success and the business of the Company or its subsidiaries and to encourage them to remain in the employ of the Company or its subsidiaries by providing such persons an opportunity to benefit from any appreciation of the Common Stock of the Company through the issuance of stock options to such persons in accordance with the terms of the 1999 Plan. The Board of Directors believes that the best interests of the Company and its subsidiaries, if any, would be served by increasing their ability to secure and retain highly qualified and experienced officers, directors, employees and advisors through affording them an opportunity to acquire a stake in the future of the Company or its subsidiary by acquiring an equity position in the Company. It is the desire of the Board of Directors to assure by appropriate means the maximum efforts and fullest measure of continued loyal association with the Company or its subsidiaries on the part of their respective officers, directors, employees and advisors. It is intended that options granted pursuant to the 1999 Plan shall constitute either incentive stock options ("Incentive Options") within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code"), or options which do not constitute Incentive Options ("Nonqualified Options") at the time of issuance of such options.

     THE BOARD OF DIRECTORS RECOMMENDS TO THE SHAREHOLDERS THAT THEY VOTE "FOR"
                                                                           ---
THE ESTABLISHMENT AND ADOPTION OF THE 1999 STOCK COMPENSATION PLAN.

     The 1999 Plan provides that incentive stock options and non-qualified stock options would be granted to certain officers, directors, employees and advisors of the Company or its subsidiaries, if any, selected by the Compensation Committee. A total of 2,000,000 shares of Common Stock would be authorized and reserved for issuance under the 1999 Plan, subject to adjustment to reflect changes in the Company's capitalization in the case of a stock split, stock dividend or similar event. The 1999 Plan would be administered by the Compensation Committee which would have the sole authority to interpret the 1999 Plan and to make all determinations necessary or advisable for administering the 1999 Plan, including but not limited to (i) who shall be granted options under the 1999 Plan, (ii) the term of each option, (iii) the number of shares covered by such option, (iv) whether the option shall constitute an incentive option or a nonqualified option, (v) the exercise price for the purchase of the shares of the Common Stock covered by the option, provided that the exercise price for any incentive option must be at least equal to the fair market value of the shares covered thereby as of the date of grant of such option, (vi) the period during which the option may be exercised, (vii) whether the right to purchase the number of shares covered by the option shall be fully vested on issuance of the option so that such shares may be purchased in full at one time or whether the right to purchase such shares shall become vested over a period of time so that such shares may only be purchased in installments, and
(viii) the time or times at which the options shall be granted. Except in the case of disability or death, no option shall be exercisable after an optionee who is an employee of the Company ceases to be employed by the Company; provided, however, that the Compensation Committee has the right to extend the exercise period following the date of termination of such optionee's employment. If an optionee's employment is terminated by reason of death or disability, the Compensation Committee may extend the option term following the date of termination of the optionee's employment. Upon the exercise of the option, the exercise price thereof must be paid in full either in cash, shares of stock of the Company or a combination thereof.

     As of this date, the Company has not granted any options under the 1999
Plan.

     If and to the extent that any option to purchase reserved shares shall not be exercised by an optionee for any reason or if such option to purchase shall terminate as provided by the 1999 Plan, such shares which have not been so purchased thereunder shall again become available for the purposes of the 1999 Plan unless the 1999 Plan shall have been terminated.

                        INDEPENDENT PUBLIC ACCOUNTANTS

     A representative of Arthur Andersen & Co., Hong Kong will attend the Meeting and will have the opportunity to make a statement if he or she so desires. This representative will be available to respond to appropriate shareholder questions at that time.

                  PROPOSALS OF SHAREHOLDERS FOR PRESENTATION
                    AT NEXT ANNUAL MEETING OF SHAREHOLDERS

     Any shareholder of record of the Company who desires to submit a proper proposal for inclusion in the proxy materials relating to the next Annual Meeting of Shareholders must do so in writing and it must be received at the Company's principal executive offices by December 30, 1999. The proponent must be a record or beneficial owner entitled to vote at the next Annual Meeting on his proposal and must continue to own such security entitling him to vote through the date on which the meeting is held.

                                 ANNUAL REPORT

     The Annual Report to Shareholders concerning the operations of the Company during the fiscal year ended December 31, 1998, including audited financial statements for the year then ended, has been distributed to all record holders as of the record date. The Annual Report is not incorporated in the Proxy Statement and is not to be considered a part of the soliciting material.

                                 OTHER BUSINESS

     Management of the Company is not aware of any other matters which are to be presented at the Meeting, nor has it been advised that other persons will present any such matters. However, if other matters properly come before the Meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 20-F

     UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 20-F FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, TO EACH SHAREHOLDER OF RECORD OR TO EACH SHAREHOLDER WHO OWNED COMMON STOCK OF THE COMPANY LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON SEPTEMBER 8, 1999. ANY REQUEST BY A SHAREHOLDER FOR THE COMPANY'S ANNUAL REPORT ON FORM 20-F SHOULD BE SENT TO THE COMPANY'S SECRETARY, QIAO XING UNIVERSAL TELEPHONE, INC., QIAO XING BUILDING, WU SHI INDUSTRIAL ZONE, HUIZHOU CITY, GUANGDONG, PEOPLE'S REPUBLIC OF CHINA.

     The above notice and Proxy Statement are sent by order of the Board of Directors.


                                        ZHI YANG WU
                                        Secretary
September 15, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                      QIAO XING UNIVERSAL TELEPHONE, INC.
                          TO BE HELD OCTOBER 15, 1999

  The undersigned hereby appoints Rui Lin Wu as the lawful agent and Proxy of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Qiao Xing Universal Telephone, Inc. held of record by the undersigned as of the close of business on September 8, 1999, at the Annual Meeting of Shareholders to be held on Friday, October 15, 1999, or any adjournment or postponement thereof.

1.ELECTION OF DIRECTORS

   FOR all nominees             WITHHOLD
   listed below                 AUTHORITY to
   (except as marked            vote for all
   to the contrary              nominees listed
   below)                       below

     R.L. Wu, Z.Y. Wu, S.J. Yeh, Z.A. Li, Z.S. Huang, L.R. Yang, G.L. Zhang

    (INSTRUCTION: To withhold authority to vote for any nominees, write the nominees' names on the space provided below.)

  ------------------------------------------------------

2. To approve the establishment of the 1999 stock compensation plan for the benefit of certain officers, directors, employees and advisors of the Company (the "1999 Stock Compensation Plan Proposal").
                [_] FOR   [_] AGAINST   [_] ABSTAIN
3. In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the Meeting, or any adjournment or postponement thereof.

  It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS PROPOSED IN ITEM (1) AND IN FAVOR OF ITEM (2).

  The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said proxy or his substitutes may do by virtue hereof.

  Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                Dated: _________________ , 1999

                                                _______________________________
                                                Signature

                                                _______________________________
                                                Signature if held jointly

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

     [_] PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE MEETING.